________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 21, 1997

                            ------------------------

                                TIME WARNER INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

              DELAWARE                              1-12259                              13-3527249
    (STATE OR OTHER JURISDICTION                  (COMMISSION                         (I.R.S. EMPLOYER
         OF INCORPORATION)                        FILE NUMBER)                      IDENTIFICATION NO.)

      75 ROCKEFELLER PLAZA, NEW YORK, NY                            10019
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                                 (212) 484-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

________________________________________________________________________________

ITEM 5. OTHER EVENTS.

     On October 10, 1996, Time Warner Inc. ('Time Warner'), acquired the remaining 80% interest in Turner Broadcasting System, Inc. ('TBS') that it did not already own, as more fully described herein. As a result of this transaction, a new parent company with the name 'Time Warner Inc.' replaced the old parent company of the same name ('Old Time Warner', now known as Time Warner Companies, Inc.), and Old Time Warner and TBS became separate, wholly owned subsidiaries of the new parent company ('New Time Warner'). References herein to 'Time Warner' refer to Old Time Warner prior to October 10, 1996 and New Time Warner thereafter. During 1996, Time Warner completed the transactions described below:

          (i) on October 10, 1996, New Time Warner acquired the remaining 80% interest in TBS that was not already owned by Old Time Warner (the 'TBS Transaction'). As part of the transaction, each of Old Time Warner and TBS became separate, wholly owned subsidiaries of New Time Warner, which combines, for financial reporting purposes, the consolidated net assets and operating results of Old Time Warner and TBS. Each issued and outstanding share of each class of capital stock of Old Time Warner was converted into one share of a substantially identical class of capital stock of New Time Warner.

          In connection with the TBS Transaction, New Time Warner issued (i) approximately 173.4 million shares of common stock (including 50.6 million shares of a special class of non-redeemable common stock having 1/100th of a vote per share on certain limited matters ('LMCN-V Class Common Stock') to affiliates of Liberty Media Corporation ('LMC'), a subsidiary of Tele-Communications, Inc.), in exchange for shares of TBS capital stock and
     (ii) approximately 14 million stock options to replace all outstanding TBS stock options. In addition, New Time Warner agreed to issue to LMC and its affiliates at a later date an additional five million shares of LMCN-V Class Common Stock and $67 million of consideration payable, at the election of New Time Warner, in cash or additional shares of LMCN-V Class Common Stock. This additional consideration will be issued pursuant to a separate option and non-competition agreement (the 'SSSI Agreement') that will provide, if New Time Warner exercises its option, for Southern Satellite Systems, Inc., a subsidiary of LMC, to provide certain satellite uplink and distribution services for WTBS, a broadcast television station owned by TBS, if it is converted to a copyright-paid, cable television programming service. New Time Warner also assumed approximately $2.8 billion of indebtedness;

          (ii) on April 11, 1996, Time Warner issued 1.6 million shares of 10 1/4% exchangeable preferred stock for approximately $1.55 billion of net proceeds. Such proceeds were used by Time Warner to redeem all $250 million principal amount of its outstanding 8.75% Debentures due 2017 (the '8.75% Debentures') for approximately $265 million (including redemption premiums and accrued interest thereon) and to reduce indebtedness of TWI Cable Inc. ('TWI Cable'), a wholly owned subsidiary of Time Warner, under its five-year revolving credit facility (the '1995 Credit Agreement') by approximately $1.3 billion. This issuance and the use of the proceeds therefrom to reduce outstanding indebtedness of Time Warner are referred to herein as the 'Preferred Stock Refinancing'. As part of the TBS Transaction, these privately-placed preferred shares were converted into registered shares of Series M exchangeable preferred stock with substantially identical terms ('Series M Preferred Stock'); and

          (iii) on February 1, 1996, Time Warner redeemed all $1.2 billion principal amount of 8.75% Convertible Subordinated Debentures due 2015 (the '8.75% Convertible Debentures') for $1.28 billion, including redemption premiums and accrued interest thereon (the 'February 1996 Redemption'). The February 1996 Redemption was financed with (1) $557 million of net proceeds raised in December 1995 from the issuance of Time Warner-obligated mandatorily redeemable preferred securities of a subsidiary ('Preferred Trust Securities') and (2) proceeds raised from the $750 million issuance in January 1996 of (i) $400 million principal amount of 6.85% debentures due 2026, which are redeemable at the option of the holders thereof in 2003, (ii) $200 million principal amount of 8.3% discount debentures due 2036, which do not pay cash interest until 2016, (iii) $166 million principal amount of 7.48% debentures due 2008 and (iv) $150 million principal amount of 8.05% debentures due 2016 (collectively referred to herein as the 'January 1996 Debentures'). The issuance of the Preferred Trust Securities and the January 1996 Debentures, together with the February 1996 Redemption, are collectively referred to herein as the 'Convertible Debt Refinancing'.

     The Preferred Stock Refinancing and the Convertible Debt Refinancing are referred to herein as the 'Debt Refinancings' and the TBS Transaction and the Debt Refinancings are referred to herein as the 'Transactions'.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(A) PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

     The following pro forma consolidated condensed statement of operations of Time Warner for the year ended December 31, 1996 gives effect to the Transactions as if they occurred at the beginning of such period. The Transactions are already reflected in Time Warner's historical balance sheet at December 31, 1996 and, accordingly, no pro forma consolidated condensed balance sheet has been included herein.

     The pro forma consolidated condensed statement of operations should be read in conjunction with the historical financial statements of Time Warner, including the notes thereto, which are contained in the Time Warner Annual Report on Form 10-K for the year ended December 31, 1996, as well as the historical financial statements of TBS for the nine months ended September 30, 1996, which are incorporated herein by reference from TBS's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996.

     The pro forma consolidated condensed statement of operations is presented for informational purposes only and is not necessarily indicative of the operating results that would have occurred if the Transactions had been consummated as of the date indicated, nor is it necessarily indicative of future operating results.

TBS TRANSACTION

     Pro forma adjustments for the TBS Transaction reflect (1) the issuance of approximately 173.4 million shares of common stock, including 50.6 million shares of LMCN-V Class Common Stock which were received by affiliates of LMC, in exchange for shares of TBS capital stock, (2) the issuance of an additional five million shares of LMCN-V Class Common Stock to be received by LMC and its affiliates and the payment of $67 million in cash in connection with the SSSI Agreement, (3) the issuance of approximately 14 million stock options to replace all outstanding TBS options, (4) the assumption of approximately $2.8 billion of indebtedness and (5) the payment of approximately $95 million for transaction costs and other related liabilities of Time Warner and TBS.

     The pro forma consolidated condensed statement of operations reflects an assumption that Time Warner will elect to satisfy a portion of the consideration to be paid to LMC and its affiliates in connection with the SSSI Agreement in cash, rather than in additional shares of LMCN-V Class Common Stock. Should Time Warner elect otherwise, the effect on Time Warner's pro forma operating results would not be material.

     The TBS Transaction has been accounted for by the purchase method of accounting for business combinations and, accordingly, the cost to acquire TBS of approximately $6.2 billion has been preliminarily allocated to the net assets acquired in proportion to estimates of their respective fair values. The valuations and other studies which will provide the basis for such an allocation have not been completed.

     Time Warner expects to realize certain revenue enhancements and cost reductions as a result of strategic and cost-saving initiatives relating to the integration of the operations of TBS into Time Warner's operating structure; however, such incremental revenues and cost savings have not been reflected in the pro forma consolidated condensed statement of operations of Time Warner.

DEBT REFINANCINGS

     Pro forma adjustments for the Debt Refinancings in the year ended December 31, 1996 reflect proceeds of (1) $1.55 billion received from the issuance of preferred stock as part of the Preferred Stock Refinancing and (2) approximately $750 million received from the issuance of the January 1996 Debentures, which have a weighted average interest rate of 7.3%, and the use of (1) $721 million of such proceeds, together with $557 million of net proceeds received from the issuance of the Preferred Trust Securities (8 7/8% yield) in December 1995, to finance the Convertible Debt Refinancing ($1.226 billion principal amount, plus redemption premiums and accrued interest thereon of $52 million), (2) $265 million to redeem all of Time Warner's outstanding 8.75% Debentures ($250 million principal amount, plus redemption premiums and accrued interest thereon of $15 million) and (3) approximately $1.285 billion to reduce outstanding indebtedness of TWI Cable under the 1995 Credit Agreement.

                                TIME WARNER INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                                    TBS TRANSACTION
                                                             ------------------------------
                                               TIME WARNER        TBS          PRO FORMA           DEBT         TIME WARNER
                                               HISTORICAL    HISTORICAL(a)   ADJUSTMENTS(b)   REFINANCINGS(c)    PRO FORMA
                                               -----------   -------------   --------------   ---------------   -----------
                                                             (MILLIONS, EXCEPT PER SHARE AMOUNTS; UNAUDITED)

Revenues....................................     $10,064        $ 2,735          $   --            $  --          $12,799
                                               -----------   -------------       ------           ------        -----------
Cost of revenues*...........................       5,922          1,887             150               --            7,959
Selling, general and administrative*........       3,176            725              --               --            3,901
                                               -----------   -------------       ------           ------        -----------
Operating expenses..........................       9,098          2,612             150               --           11,860
                                               -----------   -------------       ------           ------        -----------
Business segment operating income (loss)....         966            123            (150)              --              939
Equity in pretax income of Entertainment
  Group.....................................         290             --              --               --              290
Interest and other, net.....................      (1,174)          (143)              8               38           (1,271)
Corporate expenses..........................         (78)           (22)             --               --             (100)
                                               -----------   -------------       ------           ------        -----------
Income (loss) before income taxes...........           4            (42)           (142)              38             (142)
Income tax (provision) benefit..............        (160)            22              12              (16)            (142)
                                               -----------   -------------       ------           ------        -----------
Income (loss) before extraordinary item.....        (156)           (20)           (130)              22             (284)
Preferred dividend requirements.............        (257)            --              --              (51)            (308)
                                               -----------   -------------       ------           ------        -----------
Loss before extraordinary item applicable to
  common shares.............................     $  (413)       $   (20)         $ (130)           $ (29)         $  (592)
                                               -----------   -------------       ------           ------        -----------
                                               -----------   -------------       ------           ------        -----------
Loss before extraordinary item per common
  share.....................................     $ (0.95)                                                         $ (1.05)
                                               -----------                                                      -----------
                                               -----------                                                      -----------
Average common shares.......................       431.2                                                            566.3
                                               -----------                                                      -----------
                                               -----------                                                      -----------
------------
* Includes depreciation and amortization
  expense of:...............................     $   988        $   141          $  116            $  --          $ 1,245
                                               -----------   -------------       ------           ------        -----------
                                               -----------   -------------       ------           ------        -----------

                            See accompanying notes.

                                TIME WARNER INC.
                   NOTES TO PRO FORMA CONSOLIDATED CONDENSED
                            STATEMENT OF OPERATIONS

     (a) Reflects the historical  operating results of  TBS for the  nine-month,
pre-acquisition   period   ended   September   30,   1996,   including   certain
reclassifications to conform to Time Warner's financial statement presentation.

     (b) Pro forma adjustments to record the TBS Transaction for the nine-month, pre-acquisition period ended September 30, 1996 reflect (1) the exclusion of $9 million of merger costs directly related to the TBS Transaction expensed by TBS in such period, (2) an increase of $150 million in cost of revenues consisting of (i) a $7 million reduction of TBS's historical amortization of pre-existing goodwill, (ii) a $152 million increase in amortization with respect to the excess cost to acquire TBS that has been allocated to goodwill and other intangible assets and amortized on a straight-line basis over periods not exceeding 40 years, (iii) a $29 million decrease in the amortization of film libraries resulting from a change in their estimated useful lives and (iv) a $34 million increase in the amortization of capitalized film exploitation costs to conform TBS's accounting policy to Time Warner's accounting policy, (3) an increase of $8 million in interest expense on the $162 million of additional indebtedness for the payment of (i) $67 million related to the SSSI Agreement and (ii) $95 million of transaction costs and other related liabilities of Time Warner and TBS, (4) a decrease of $7 million in interest and other, net due to the elimination of Old Time Warner's historical equity accounting for its investment in TBS and (5) a decrease of $12 million in income tax expense as a result of income taxes provided at a 41% tax rate.

     (c) Pro forma adjustments to record the Debt Refinancings for the year ended December 31, 1996 reflect an increase in noncash preferred dividend requirements of $51 million relating to the payment of Series M Preferred Stock dividends, at a rate of 10 1/4% per annum, payable quarterly. For purposes of Time Warner's pro forma consolidated condensed statement of operations, such dividend requirements have been assumed to have been satisfied in-kind, through the issuance of additional shares of Series M Preferred Stock with an aggregate liquidation preference equal to the amount of such dividends.

     Pro forma adjustments to record the Debt Refinancings for the year ended December 31, 1996 also reflect interest savings of $38 million resulting from
(1) the issuance of the January 1996 Debentures for approximately $750 million of proceeds and the use of $721 million of such proceeds, together with $557 million of available cash and equivalents related to the issuance of the Preferred Trust Securities, to redeem $1.226 billion principal amount of 8.75% Convertible Debentures for an aggregate redemption price of $1.278 billion, including redemption premiums and accrued interest thereon of $52 million and
(2) the issuance of 1.6 million shares of Series M Preferred Stock for approximately $1.55 billion of net proceeds and the use of (i) $265 million of such proceeds to redeem all $250 million principal amount of Time Warner's outstanding 8.75% Debentures (plus redemption premiums and accrued interest thereon of $15 million) and (ii) the remaining $1.285 billion of such proceeds to reduce outstanding indebtedness of TWI Cable under the 1995 Credit Agreement.

     All pro forma adjustments to record the Debt Refinancings for the year ended December 31, 1996 reflect the incremental increase (decrease) in Time Warner's interest expense from each refinancing that had closed during the period, as set forth below.

                                                                                    (IN MILLIONS)
                                                                                    -------------

Issuance by Time Warner of $750 million of January 1996 Debentures in connection with the Convertible Debt Refinancing, at a weighted average interest rate of
  7.3%...........................................................................       $   2
Redemption of $1.226 billion principal amount of 8.75% Convertible Debentures....          (9)
Redemption of $250 million principal amount of 8.75% Debentures..................          (8)
Repayment of $1.285 billion of TWI Cable indebtedness under the 1995 Credit
  Agreement......................................................................         (23)
                                                                                        -----
Net decrease in interest expense.................................................       $ (38)
                                                                                        -----
                                                                                        -----

     Income taxes of $16 million have been provided at a 41% tax rate on the aggregate net reduction in interest expense.

(B) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

     (i) Turner Broadcasting System, Inc. (the documents listed in this paragraph (i) being referred to as the 'Financial Statements of Turner Broadcasting System, Inc.'):

          (A) Unaudited Consolidated Condensed Financial Statements as of September 30, 1996 and for each of the nine months ended September 30, 1996 and 1995; and

          (B) Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the years ended December 31, 1995, 1994 and 1993, including the report thereon of Price Waterhouse LLP.

     (ii) Cablevision Industries Corporation and subsidiaries (the documents listed in this paragraph (ii) being referred to as the 'Financial Statements of Cablevision Industries Corporation'):

          (A) Consolidated Financial Statements as of and for the year ended December 31, 1995, including the report thereon of Ernst & Young LLP; and

          (B) Consolidated Financial Statements as of December 31, 1994 and for each of the years ended December 31, 1994 and 1993, including the report thereon of Arthur Andersen LLP.

(C) PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS:

     (i) Time Warner Inc.:

          (A) Pro Forma Consolidated Condensed Statement of Operations for the year ended December 31, 1996; and

          (B) Notes to Pro Forma Consolidated Condensed Statement of Operations.

(D) EXHIBITS:

     (i) Exhibit 23(a): Consent of Price Waterhouse LLP.

     (ii) Exhibit 23(b): Consent of Ernst & Young LLP.

     (iii) Exhibit 23(c): Consent of Arthur Andersen LLP.

     (iv) Exhibit 99(a): Financial Statements of Turner Broadcasting System, Inc. (incorporated by reference from pages 31 to 53 of the Annual Report to Shareholders incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 1995 of Turner Broadcasting System, Inc. and from pages 2 to 9 of the Quarterly Report on Form 10-Q for the nine months ended September 30, 1996 of Turner Broadcasting System, Inc.).

     (v) Exhibit 99(b): Financial Statements of Cablevision Industries Corporation (incorporated by reference from pages 23 to 39 of the Annual Report on Form 10-K for the year ended December 31, 1995 of Cablevision Industries Corporation).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 21, 1997.

                                          TIME WARNER INC.

                                          By:       /s/ RICHARD J. BRESSLER
                                             ...................................
                                            NAME: RICHARD J. BRESSLER
                                            TITLE: SENIOR VICE PRESIDENT
                                               AND CHIEF FINANCIAL OFFICER

                                 EXHIBIT INDEX

                                                                                                          SEQUENTIAL
EXHIBIT                                                                                                      PAGE
NUMBER                                      DESCRIPTION OF EXHIBITS                                         NUMBER
------   ----------------------------------------------------------------------------------------------   ----------

 23(a)  Consent of Price Waterhouse LLP, Independent Accountants.

 23(b)  Consent of Ernst & Young LLP, Independent Accountants.

 23(c)  Consent of Arthur Andersen LLP, Independent Public Accountants.

 99(a)  Financial Statements of Turner Broadcasting System, Inc. (incorporated by reference from pages        *
        31 to 53 of the Annual Report to Shareholders incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 1995 of Turner Broadcasting System, Inc. and from pages 2 to 9 of the Quarterly Report on Form 10-Q for the nine months ended September 30, 1996 of Turner Broadcasting System, Inc.)

 99(b)  Financial  Statements of  Cablevision Industries  Corporation (incorporated  by reference from        *
        pages 23 to  39 of the  Annual Report on  Form 10-K for  the year ended  December 31, 1995  of
        Cablevision Industries Corporation).

------------

* Incorporated by reference.

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